Exhibit 10.1

FIRST AMENDMENT TO

LICENSE AGREEMENT

This First Amendment (this “Amendment”) is entered into as of September 19, 2022 (the “Amendment Effective Date”) between Innocoll Pharmaceuticals Ltd. (“INNOCOLL”) and DURECT Corporation (“DURECT”).

RECITALS

A. DURECT and INNOCOLL are parties to a License Agreement dated December 21, 2021 (the “Agreement”);

B. Pursuant to the Agreement, among other things, INNOCOLL licensed the Licensed Product from DURECT;

C. Section I (b) of Exhibit 1.16 of the Agreement provides for a Commercialization Milestone Payment equal to $2,000,000 on the First Commercial Sale of Licensed Product in the Licensed Territory (the “First Commercial Sale Milestone Payment”).

D. The parties now wish to amend the due date for the First Commercial Sale Milestone Payment.

AMENDMENT

NOW THEREFORE, the parties agree as follows:

1. Defined Terms. Capitalized terms in this Amendment that are not defined herein shall have the meanings given to them in the Agreement. If there is any conflict between the Agreement and any provision of this Amendment, this Amendment will control.

2. Notice of First Commercial Sale. This Amendment serves as notice to DURECT pursuant to Section I(d) of Exhibit 1.16 of the Agreement that the First Commercial Sale of Licensed Product in the Licensed Territory occurred on September 13, 2022.

3. First Commercial Sale Milestone Payment. The Parties agree that notwithstanding Section I (d) of Exhibit 1.16 to the contrary, the First Commercial Sale Milestone Payment shall be due no later than January 15, 2023. DURECT may invoice INNOCOLL for the First Commercial Sale Payment at any time after September 13, 2022, but such invoice shall have a due date no earlier than January 15, 2023.

4. No Other Changes. Except as otherwise provided in this Amendment, the terms and conditions of the Agreement will continue in full force.

IN WITNESS WHEREOF, the parties have executed this First Amendment as of the Amendment Effective Date.

DURECT Corporation INNOCOLL Pharmaceuticals Limited

By: /s/ Jim Brown By: /s/ Lou Pascarella

Name: Jim Brown Name: Lou Pascarella

Title: CEO Title: CEO